UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
________________________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 29, 2025
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Crescent Biopharma, Inc.
(Exact Name of Registrant as Specified in Charter)
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Cayman Islands	001-36177	06-1686563
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Fifth Avenue Waltham, MA		02451
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (617) 430-5595
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.001 par value per share	CBIO	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02        Results of Operations and Financial Condition.
On July 31, 2025, Crescent Biopharma, Inc. (the “Company”) issued a press release announcing the Company’s financial results for the quarter ended June 30, 2025. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information in this Item 2.02 and Exhibits 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filling.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 29, 2025, the Board of Directors of the Company approved the Crescent Biopharma, Inc. Executive Severance Plan (the “Severance Plan”), which provides severance benefits to employees who hold the title of Vice President or higher, including each of the Company’s executive officers (the “participants”), in the event of a participant’s termination of employment without Cause or resignation for Good Reason, each as defined in the Severance Plan (a “Qualifying Termination”) and enhanced severance benefits if such termination occurs within three months before to 12 months after a Change in Control (as defined in the Severance Plan) of the Company (a “CIC Qualifying Termination”). The severance benefits provided in the Severance Plan supersede the separation benefits, if any, provided under the terms of each participant’s offer letter.

Under the Severance Plan, in the event of a Qualifying Termination, and subject to the participant’s execution of a general release of claims and continued compliance with all restrictive covenant obligations with the Company, the participant will receive: (i) base salary continuation equal to the participant’s “Severance Multiplier” multiplied by the participant’s base salary; (ii) Company-subsidized continuation coverage under the Company’s group health plans for up to a number of months equal to the participant’s “COBRA Multiplier”; and (iii) any other additional benefits specified in the participant’s participation agreement. In the event of a CIC Qualifying Termination, and subject to the participant’s execution of a general release of claims and continued compliance with all restrictive covenant obligations with the Company, the participant will receive: (i) a lump sum severance payment equal to the participant’s “CIC Severance Multiplier” multiplied by the sum of the participant’s base salary plus target bonus; (ii) any unpaid annual bonus for the year immediately preceding the termination year based on actual performance; (iii) a lump sum cash payment equal to the participant’s “CIC COBRA Multiplier” multiplied by the monthly continuation coverage premiums for the participant and the participant’s covered dependents; and (iv) accelerated vesting of the participant’s then outstanding equity-based awards, with any performance-based vesting conditions deemed to have been met based on the greater of target or, if determinable, actual performance.

Subject to their execution of a participation agreement, (i) the Company’s Chief Executive Officer will participate in the Severance Plan with a Severance Multiplier of 1.0x, a COBRA Multiplier of 12, a CIC Severance Multiplier of 1.5x, and a CIC COBRA Multiplier of 18, (ii) the Company’s other executive officers, other than Ryan Lynch, will participate with a Severance Multiplier of 1.0x, a COBRA Multiplier of 12, a CIC Severance Multiplier of 1.25x, and a CIC COBRA Multiplier of 15, and (iii) Mr. Lynch will participate with a Severance Multiplier of 0.75x, a COBRA Multiplier of 9, a CIC Severance Multiplier of 1.0x, and a CIC COBRA Multiplier of 12. In addition, upon a Qualifying Termination after March 17, 2026, for the Company's Chief Executive Officer and Chief Operating Officer and President, 30% of the unvested portion of their outstanding time-based equity awards will accelerate and become vested. In the event any of the amounts provided under the Severance Plan (or otherwise) would constitute a “parachute payment” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), and subject to the excise tax imposed by Section 4999 of the Code, then the Company’s executive officers (other than Mr. Lynch) will be eligible to receive a tax gross-up payment with respect to the excise tax imposed by Section 4999 of the Code.

The foregoing description of the Severance Plan does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Severance Plan, a copy of which is filed as Exhibit 10.1.

Item 9.01        Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description

10.1	Crescent Biopharma, Inc. Executive Severance Plan and Form of Participation Agreement
99.1	Press Release issued by Crescent Biopharma, Inc. on July 31, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT BIOPHARMA, INC.

Date: July 31, 2025	By:	/s/ Joshua Brumm
	Name:	Joshua Brumm
	Title:	Chief Executive Officer